UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

      (Date of Report (date of earliest event reported)): December 13, 2007


                        Southcoast Financial Corporation
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

    South Carolina                      0-25933              57-1079460
----------------------------       -----------------       ---------------------
(State or other jurisdiction       (Commission file        (IRS Employer
  of incorporation)                 number)                Identification No.)

             530 Johnnie Dodds Boulevard
             Mt. Pleasant, South Carolina                             29464
----------------------------------------------------                ------------
          (address of principal executive offices)                  (zip code)

              Registrant's telephone number, including area code  (843) 884-0504
                                                                  --------------


--------------------------------------------------------------------------------
          (former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]  Pre-commencement   communications  pursuant  to  Rule  14d-2(b)  under  the
     Exchange Act (17 CFR 240.14d-2(b))

[ ]  Pre-commencement   communications  pursuant  to  Rule  13e-4(c)  under  the
     Exchange Act (17 CFR 240.13e-4(c)

Section 5 - Corporate Governance and Management

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(e) Endorsement Split Dollar Agreements. On December 13, 2007, Southcoast Financial Corporation entered into Endorsement Split Dollar Agreements with executive officers L. Wayne Pearson, Paul D. Hollen, III, William C. Heslop, Robert A. Daniel, Jr. and William B. Seabrook. The agreements provide for the Company to divide with the executives' respective beneficiaries the death proceeds of a life insurance policy on the executive's life. The amount to be paid the beneficiary upon the executive's death will be 100 percent of the death proceeds of the policy minus the cash surrender value immediately prior to the executive's death. The payments will only be made if (x) the executive's death occurs before the earlier of the date of his separation from service or the date that is six months after the date he attains age 70, or (y) after a change in control that occurs before his separation from service. The Company is the sole owner of the policy and will pay all premiums on the policy. The Company will be entitled to any remaining proceeds of the policy after the executive's interest is paid.

         Reference is made to the form of Endorsement Split Dollar Agreement included as Exhibit 99.1 to this report for other terms and conditions of the agreement.

         Director Endorsement Split Dollar Agreements. On December 13, 2007, Southcoast Financial Corporation also entered into Endorsement Split Dollar Agreements with each of its non-employee directors, Messrs. Tommy B. Baker, William A. Coates, Stephen F. Hutchinson, Robert M. Scott, James H. Sexton, and James P. Smith. The agreements provide for the Company to divide with the directors' respective beneficiaries the death proceeds of a life insurance policy on the director's life. The amount to be paid to the directors' respective beneficiaries upon death will be the lesser of (x) $250,000 or (y) 100 percent of the death proceeds of the policy minus the cash surrender value immediately prior to the director's death. The payments will only be made (x) if the director's death occurs before the earlier of the date of his separation from service or the date on which he attains age 70, or (y) if his death occurs after a change in control that occurs before his separation from service. The Company is the sole owner of the policy and will pay all premiums on the policy. The Company will be entitled to any remaining proceeds of the policy after the director's interest is paid.

         Reference is made to the form of Endorsement Split Dollar Agreement included as Exhibit 99.2 to this report for other terms and conditions of the Agreement.

Item 9.01(d) Exhibits

     99.1 Form of Endorsement Split Dollar Agreement, dated as of December 13, 2007, between Southcoast Financial Corporation and each of L. Wayne Pearson, Paul D. Hollen, III, William C. Heslop, Robert A. Daniel, Jr. and William B. Seabrook

     99.2 Form of Endorsement Split Dollar Agreement, dated as of December 13, 2007, between Southcoast Financial Corporation and each of William A. Coates, Robert M. Scott, James P. Smith, James H. Sexton, Jr., Tommy
          B. Baker and Stephen F. Hutchinson

                                   Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                      Southcoast Financial Corporation


Date:  December 17, 2007              s/William C. Heslop
                                      ------------------------------------------
                                       William C. Heslop
                                       Senior Vice President and Chief Financial
                                       Officer

                                  EXHIBIT INDEX


   99.1 Form of Endorsement Split Dollar Agreement, dated as of December 13, 2007, between Southcoast Financial Corporation and each of L. Wayne Pearson, Paul D. Hollen, III, William C. Heslop, Robert A. Daniel, Jr. and William B. Seabrook

   99.2 Form of Endorsement Split Dollar Agreement, dated as of December 13, 2007, between Southcoast Financial Corporation and each of William A. Coates, Robert M. Scott, James P. Smith, James H. Sexton, Jr., Tommy
          B. Baker and Stephen F. Hutchinson